Exhibit 99.1

WARNER MUSIC GROUP CORP. REPORTS FISCAL THIRD QUARTER

ENDED JUNE 30, 2005 RESULTS

Revenue increases by 2% to $742 million; Digital revenue increases 26% from prior quarter to 6%

of total company revenues

NEW YORK, August 4, 2005—Warner Music Group Corp. (NYSE: WMG) today announced its third quarter financial results for the three-month period ended June 30, 2005. Reported net loss was $179 million or $(1.41) in earnings per share. Excluding $135 million in non-recurring after-tax expenses and $9 million in FAS 123 expenses, adjusted net loss was $35 million, or $(0.27) per share for the quarter. These non-recurring charges described below relate to specific IPO-related one-time events and do not reflect on-going operations of the business.

•	Warner Music Group Corp. revenues grew 2% to $742 million compared to the same quarter in 2004, with both Recorded Music and Music Publishing contributing to growth.

•	Digital revenue of $44 million or 6% of total revenue grew by 26% from the second quarter and 76% from the first quarter of fiscal 2005.

•	The reported operating loss was $92 million in the quarter. Adjusted for certain non-recurring charges related to the company’s initial public offering (IPO) and FAS 123 expenses, operating income rose 33% to $20 million, compared to $15 million for the same period last year.

•	Operating income before depreciation and amortization (OIBDA) adjusted for certain IPO-related non-recurring charges and FAS 123 expenses was $79 million up 5% from $75 million for the comparable period last year.

•	The company also reported a cash balance as of June 30, 2005 of $265 million and total long-term debt of $2.2 billion.

“Warner Music Group’s solid performance in the quarter reaffirms the strength of our strategic plan and the efficacy with which it is being executed by our outstanding management team. In the most advanced digital market place – the U.S. – we are encouraged to see digital gains outpacing the physical business,” said Edgar Bronfman, Jr., Warner Music Group’s Chairman and CEO. “The industry continues to be faced with complex and significant challenges including piracy and a quickly evolving distribution landscape. However, at WMG, we are transforming these challenges into opportunities by continuing to make smart investments in A&R, managing our costs, improving our margins and working closely with our partners in the technology space to provide innovative music offerings to consumers.”

Non-Recurring Items

Non-recurring, IPO-related items include the $73 million fee to terminate a management contract in connection with our IPO, $1 million of management fees paid to the Investor Group, certain cash payments to employees totaling $29 million related to the issuance of stock awards below fair market value and payment of an IPO bonus to our employees, as previously disclosed, and $35 million resulting from the payment of redemption premiums and other charges in connection with the previously announced redemption of debt issued by our subsidiary, WMG Holdings Corp. There were also $9 million in FAS 123 expenses in the quarter.

Recorded Music

Recorded Music revenue expanded by 2% to $588 million, led by robust digital sales. Digital Recorded Music revenues of $38 million represented approximately 6% of Recorded Music revenue, up from 5% in the second fiscal quarter of 2005. Major sellers in the quarter were Rob Thomas, Green Day, Michael Bublé, Mike Jones and James Blunt. Recorded Music OIBDA was $47 million for the quarter. Recorded Music adjusted OIBDA (which excludes the non-recurring charges regarding the IPO and FAS 123 expenses) grew 11% to $73 million from $66 million in last year’s comparable quarter as higher-margin digital products contributed to results. Recorded Music adjusted OIBDA margin rose one percentage point to 12.4% as compared to the same quarter last year despite rising promotional expenses ahead of a heavier fourth quarter release schedule. Recorded Music operating income was $6 million for the quarter. Recorded Music adjusted operating income (which excludes the non-recurring charges regarding the IPO and FAS 123 expenses) improved by 33% to $32 million from $24 million in last year’s comparable quarter, yielding an adjusted operating margin of 5.4% — up 1.2 percentage points from 4.2% in the comparable prior year period.

Music Publishing

Music Publishing revenue climbed by 5% to $161 million compared to last year’s comparable period. Digital revenue from Music Publishing of $6 million represented 4% of total Music Publishing revenue, up from 3% in the second fiscal quarter of 2005. Increases in synchronization royalties and, to a lesser extent, mechanical revenues, were partially offset by declines in performance royalties and other revenues. Movie, video game and advertisement deals as well as DVDs drove higher synchronization royalties. Lower performance revenues reflect fewer radio hits. Music Publishing operating income was $13 million in the quarter and Music Publishing adjusted operating income (which excludes the non-recurring charges and FAS 123 expenses) was $15 million up 15% from the prior year quarter. Music Publishing OIBDA was $28 million for the quarter. Music Publishing adjusted OIBDA (which excludes the non-recurring charges and FAS 123 expenses) rose 7% to $30 million compared to last year’s comparable quarter. Music Publishing adjusted OIBDA margin improved to

18.6% compared to 18.3% and Music Publishing adjusted operating income margin lifted 80 basis points to 9.3% from 8.5% in last year’s comparable period.

This morning, management will be hosting a conference call to discuss the results at 8:30 A.M. EDT. The call will be webcast on www.wmg.com.

About Warner Music Group

Warner Music Group, with its broad roster of new stars and legendary artists, is one of the world’s major music companies. The company is home to a collection of some of the best-known record labels in the music industry including Atlantic, Bad Boy, Elektra, Lava, Maverick, Nonesuch, Reprise, Rhino, Sire, Warner Bros. and Word. Warner Music International, a leading company in national and international repertoire operates through 37 affiliates and numerous licensees in more than 50 countries. Warner Music Group also includes Warner/Chappell Music, a global music publisher, with a catalog of more than one million copyrights worldwide. For more information about Warner Music Group, visit our corporate website at www.wmg.com.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995:

This communication includes forward-looking statements that reflect the current views of Warner Music Group about future events and financial performance. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters, identify forward-looking statements. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from our expectations.

Figure 1. Warner Music Group Corp. – Consolidated Income Statement, Three Months and Nine Months Ended 6/30/05 versus 6/30/04 (unaudited; dollars in millions except per share amounts)

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Nine Months Ended June 30, 2005	Nine Months Ended June 30, 2004(a)
Revenues:	$742	$726	$2,597	$2,639
Costs and Expenses:
Cost of revenue	(396)	(393)	(1,377)	(1,429)
Selling, general and administrative	(318)	(276)	(942)	(983)
Amortization of intangible assets	(47)	(45)	(140)	(157)
Loss on termination of management agreement	(73)		(73)
Impairment of goodwill and other intangible assets				(1,019)
Restructuring costs				(8)

Total Costs and Expenses	($834)	($714)	($2,532)	($3,596)

Operating Income (Loss)	($92)	$12	$65	($957)

Interest expense	(50)	(35)	(140)	(47)
Net investment-related gains (losses)	1		1	(9)
Loss on repayment of debt	(35)	(6)	(35)	(6)
Equity in losses of equity-method investees		1	(1)	(11)
Deal-related transaction costs				(63)
Unrealized (loss) gain on warrants		(47)	17	(47)
Minority interest expense		(6)	(5)	(9)
Other income (expense), net	1		5	(7)

Loss before income taxes	($175)	($81)	($93)	($1,156)
Income tax expense	(4)	(10)	(46)	(129)

Net loss	($179)	($91)	($139)	($1,285)
Earnings Per Share:
Basic	($1.41)	($0.85)	($ 1.22)
Diluted	($1.41)	($0.85)	($1.22)

(a) - The nine month period ended June 30, 2004 is the combination of the five months ended February 29, 2004 of the predecessor company and the four months ended June 30, 2004 of the successor company.

Figure 2. Warner Music Group Corp. — Segment Income Statement, Three Months and Nine Months Ended 6/30/05 versus 6/30/04 (unaudited; dollars in millions)

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Nine Months Ended June 30, 2005	Nine Months Ended June 30, 2004 (a)
Recorded Music:
Revenue	$588	$577	$2,149	$2,197
OIBDA	$47	$66	$313	$224
Depreciation and amortization	(41)	(42)	(125)	(141)
Impairment of goodwill and other intangible assets				(1,019)

Operating Income (Loss)	$6	$24	$188	($936)

Music Publishing:
Revenue	$161	$153	$470	$461
OIBDA	$28	$28	$99	$100
Depreciation and amortization	(15)	(15)	(44)	(57)

Operating Income	$13	$13	$55	$43

Total:
Revenue	$742	$726	$2,597	$2,639
OIBDA	($33)	$72	$245	$271
Depreciation and amortization	(59)	(60)	(180)	(209)
Impairment of goodwill and other intangible assets				(1,019)

Operating Income (Loss)	($92)	$12	$65	($957)

(a) - The nine month period ended June 30, 2004 is the combination of the five months ended February 29, 2004 of the predecessor company and the four months ended June 30, 2004 of the successor company.

Supplemental Disclosures Regarding Non-GAAP Financial Information

OIBDA

We evaluate our operating performance based on several factors, including our primary financial measure of operating income (loss) before non-cash depreciation of tangible assets, non-cash amortization of intangible assets and non-cash impairment charges to reduce the carrying value of goodwill and other intangible assets (which we refer to as “OIBDA”). We consider OIBDA to be an important indicator of the operational strengths and performance of our businesses, and believe the adjusted results help improve the ability to understand the company’s operating performance and evaluate our performance in comparison to comparable periods. However, a limitation of the use of OIBDA as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our businesses. Accordingly, OIBDA should be considered in addition to, not as a substitute for, operating income (loss), net income (loss) and other measures of financial performance reported in accordance with accounting principles generally accepted in the U.S.

Figure 3. Warner Music Group Corp. – Reconciliation of OIBDA, Three Months and Nine Months Ended 6/30/05 versus 6/30/04; (unaudited; dollars in millions)

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Nine Months Ended June 30, 2005	Nine Months Ended June 30, 2004 (a)
OIBDA	($33)	$72	$245	$271
Depreciation Expense	(12)	(15)	(40)	(52)
Amortization Expense	(47)	(45)	(140)	(157)
Impairment of goodwill and other intangible assets				(1,019)

Operating income (loss)	($92)	$12	$65	($957)
Interest expense	(50)	(35)	(140)	(47)
Net investment-related gains (losses)	1		1	(9)
Equity in losses of equity-method investees		1	(1)	(11)
Deal-related transaction costs				(63)
Loss on repayment of Holdings Notes	(35)		(35)
Loss on repayment of bridge loan		(6)		(6)
Unrealized (loss) gain on warrants		(47)	17	(47)
Minority interest expense		(6)	(5)	(9)
Other income (expense), net	1		5	(7)

Loss before income taxes	($175)	($81)	($93)	($1,156)
Income tax expense	(4)	(10)	(46)	(129)

Net loss	($179)	($91)	($139)	($1,285)

(a) - The nine month period ended June 30, 2004 is the combination of the five months ended February 29, 2004 of the predecessor company and the four months ended June 30, 2004 of the successor company.

Adjusted Results

As previously disclosed, the current quarter contained a number of non-recurring charges that occurred concurrently with or in connection with our initial public offering. Such charges relate to specific IPO-related one-time events and do not reflect on-going operations of the business. Therefore, the company is also presenting results excluding these items and FAS 123 expenses of $9 million. We consider these adjusted results to be an important indicator of the operational strengths and performance of our businesses, including the ability to provide cash flows to service debt. However, a limitation of the use of these adjusted amounts as performance measures is that they do not reflect the charges noted and, therefore, do not necessarily represent funds available for discretionary use, and are not necessarily measures of the company’s ability to fund its cash needs. Accordingly, these adjusted amounts should be considered in addition to, not as a substitute for, operating income (loss), net income (loss), EPS and other measures of financial performance reported in accordance with accounting principles generally accepted in the U.S.

Figure 4. Warner Music Group Corp. – Reconciliation of GAAP Operating Income to Non-GAAP Adjusted OIBDA, Three Months and Nine Months Ended 6/30/05 versus 6/30/04; (unaudited; dollars in millions)

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Nine Months Ended June 30, 2005	Nine Months Ended June 30, 2004(a)
Total WMG Operating Income (Loss) - GAAP	($92)	$12	$65	($957)
Depreciation and Amortization	59	60	180	209
Impairment of goodwill and intangible assets				1,019

Total WMG OIBDA	($33)	$72	$245	$271
IPO-related cash bonus	10		10
Bonus related to stock awards	19		19
Loss on termination of management agreement	73		73
Management fees	1	3	6	3
Restructuring costs				8

Total WMG OIBDA Excluding Non-Recurring Charges	$70	$75	$353	$282
FAS 123 expense	9		18

Total WMG Adjusted OIBDA	$79	$75	$371	$282

Recorded Music Operating Income (Loss) - GAAP	$6	$24	$188	($936)
Depreciation and Amortization	41	42	125	141
Impairment of goodwill and intangible assets				1,019

Recorded Music OIBDA	$47	$66	$313	$224
IPO-related cash bonus	8		8
Bonus related to stock awards	12		12
Restructuring costs				7

Recorded Music OIBDA Excluding Non - Recurring Charges	$67	$66	$333	$231
FAS 123 expense	6		12

Recorded Music Adjusted OIBDA	$73	$66	$345	$231

Music Publishing Operating Income (Loss) - GAAP	$13	$13	$55	$43
Depreciation and Amortization	15	15	44	57

Music Publishing OIBDA	$28	$28	$99	$100
IPO-related cash bonus	1		1

Music Publishing OIBDA Excluding Non - Recurring Charges	$29	$28	$100	$100
FAS 123 expense	1		2

Music Publishing Adjusted OIBDA	$30	$28	$102	$100

(a) - The nine month period ended June 30, 2004 is the combination of the five months ended February 29, 2004 of the predecessor company and the four months ended June 30, 2004 of the successor company.

Figure 5. Warner Music Group Corp. – Reconciliation of GAAP Operating Income to Non-GAAP Operating Income, Three Months and Nine Months Ended 6/30/05 versus 6/30/04; (unaudited; dollars in millions)

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Nine Months Ended June 30, 2005	Nine Months Ended June 30, 2004 (a)
Total WMG Operating Income (Loss) - GAAP	($92)	$12	$65	($957)
IPO-related cash bonus	10		10
Bonus related to stock awards	19		19
Management fees	1	3	6	3
Loss on termination of management agreement	73		73
Restructuring costs				8
Impairment of goodwill and other intangible assets				1,019

Total WMG Operating Income Excluding Non-Recurring Charges	$11	$15	$173	$73
FAS 123 expense	9		18

Total WMG Adjusted Operating Income	$20	$15	$191	$73

Recorded Music Operating Income (Loss) - GAAP	$6	$24	$188	($936)
IPO-related cash bonus	8		8
Bonus related to stock awards	12		12
Restructuring costs				7
Impairment of goodwill and other intangible assets				1,019

Recorded Music Operating Income (Loss) Excluding Non-Recurring Charges	$26	$24	$208	$90
FAS 123 expense	6		12

Recorded Music Adjusted Operating Income (Loss)	$32	$24	$220	$90

Music Publishing Operating Income (Loss) - GAAP	$13	$13	$55	$43
IPO-related cash bonus	1		1

Music Publishing Operating Income (Loss) Excluding Non-Recurring Charges	$14	$13	$56	$43
FAS 123 expense	1		2

Music Publishing Adjusted Operating Income (Loss)	$15	$13	$58	$43

(a) - The nine month period ended June 30, 2004 is the combination of the five months ended February 29, 2004 of the predecessor company and the four months ended June 30, 2004 of the successor company.

Figure 6. Warner Music Group Corp. – Reconciliation of GAAP to Non-GAAP Net Income and Earnings Per Share, Three Months and Nine Months Ended 6/30/05 versus 6/30/04; (unaudited; dollars in millions except per share amounts)

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Nine Months Ended June 30, 2005	Nine Months Ended June 30, 2004(a)
Net Income:
Net income (loss) - GAAP	($179)	($91)	($139)	($1,285)
Impairment of goodwill and intangible assets				1,019
Restructuring costs				8
Loss on termination of management fee	73		73
Loss on repayment of debt	35	6	35	6
IPO-related cash bonus	10		10
Bonus related to stock awards	19		19
Management fees	1	3	6	3
Tax effect on non-recurring items	(3)		(3)
Net income (loss) - Excluding Non-Recurring Charges	($44)	($82)	$1	($249)
FAS 123 expense	9		18

Net income (loss) - Adjusted	($35)	($82)	$19	($249)

Earnings Per Share:
EPS - GAAP	($1.41)	($0.85)	($1.22)
Impairment of goodwill and intangible assets
Restructuring costs
Loss on termination of management fee	0.58		0.64
Loss on repayment of debt	0.28	0.06	0.31
IPO-related cash bonus	0.08		0.09
Bonus related to stock awards	0.15		0.17
Management fees	0.01	0.03	0.05
Tax effect on non-recurring items	(0.02)		(0.03)

EPS - Excluding Non-Recurring Charges	($0.34)	($0.76)	$0.01
FAS 123 expense	0.07		0.16

EPS Basic - Adjusted (b)	($0.27)	($0.76)	$0.17

(a) - The nine month period ended June 30, 2004 is the combination of the five months ended February 29, 2004 of the predecessor company and the four months ended June 30, 2004 of the successor company.

(b) - Totals may not add due to rounding. Adjusted earnings per share calculated on a fully diluted basis for the nine months ended June 30, 2005 would have been $0.02. This includes the impact on income available to common shareholders of the unrealized gain on warrants.

# # #

Media Contact:	Investor Contact:
Will Tanous	Jill Krutick
212-275-2244	212-275-4790
will.tanous@wmg.com	jill.krutick@wmg.com